Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE TRUST
U.S. Equity Flex I Portfolio
International Equity Flex III Portfolio

This supplement provides new and additional information beyond that contained in the Prospectuses and Statement of Additional Information of the above-listed portfolios.

On June 30, 2011, the Board of Trustees (the "Board") of Credit Suisse Trust (the "Trust") approved the liquidation of each of the U.S. Equity Flex I Portfolio and the International Equity Flex III Portfolio (each, a "Portfolio"), each a series of the Trust, pursuant to the terms of a Plan of Liquidation and Dissolution ("Plan") for each Portfolio.

The liquidations are being proposed, in part, because Credit Suisse Asset Management, LLC, each Portfolio's investment adviser ("Credit Suisse"), has determined that managing benchmark-driven, long-only and short-extension quantitative equity strategies is no longer consistent with its overall business strategy. The Portfolios' investment strategies are included in these categories.

Each Portfolio is available only as an investment option for variable annuity contracts and life insurance policies issued by insurance companies and tax qualified pension and retirement plans. Each Plan is subject to the approval of the relevant Portfolio's shareholders. Proxy materials describing the Plans will be mailed to variable contract holders in anticipation of a special meeting of shareholders to be held at a later date.

If a Plan is approved by shareholders of the relevant Portfolio, Credit Suisse anticipates liquidating the Portfolio on a date which will be specified in the Plan and the proxy materials (the "Liquidation Date"). In preparation for its liquidation, a Portfolio may deviate from its investment objective and principal investment strategies. Prior to the Liquidation Date, variable contract holders and qualified plan participants will be provided an opportunity to transfer their assets to the other investment portfolios available under their variable contracts or qualified plans, respectively. For more information about such investment options, variable contract holders should consult their variable contract prospectus and qualified plan participants should consult their qualified plan documents. Shareholders remaining in a Portfolio just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Portfolio's portfolio holdings. The liquidation of each Portfolio will not result in tax implications for the Portfolio or the variable contract holders or qualified plan participants; however, withdrawals of contract value from a variable contract or withdrawals from a qualified plan may have adverse tax consequences, and variable contract holders and qualified plan participants should consult their personal tax advisor concerning their particular tax situation.

Please retain this supplement for future reference.

Dated: July 1, 2011	16-0711 TRSCC-PRO TREMK-PRO 2011-004